SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary proxy statement.	☐	Confidential, for use of the Commissioner
☒	Definitive proxy statement.		only (as permitted by Rule 14a-6(e)(2).
☐	Definitive additional materials.
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Transamerica Income Shares, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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•

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TRANSAMERICA INCOME SHARES, INC.

570 CARILLON PARKWAY

ST. PETERSBURG, FL 33716

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be Held July 7, 2005

To the Shareholders of Transamerica Income Shares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the “Fund”) will be held on July 7, 2005, at 570 Carillon Parkway, St. Petersburg, FL 33716, beginning at 9:00 a.m., Eastern Time, or as adjourned from time to time (the “Meeting”). At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:

PROPOSAL 1:	To elect nine Directors to the Board of Directors.

PROPOSAL 2:	To approve the elimination of the Fund’s fundamental investment restriction against investing in restricted securities.

PROPOSAL 3:	To conduct such other business as may properly come before the Meeting.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote “For” Proposals 1 and 2. Shareholders of record as of the close of business on April 28, 2005 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

John K. Carter, Esq.

Senior Vice President, Secretary

and General Counsel

May 24, 2005

Your vote is very important regardless of the number of shares that you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying Proxy in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the Proxy are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed Proxy, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your Proxy unless you later decide to change your vote.

PROXY STATEMENT

TRANSAMERICA INCOME SHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS

July 7, 2004

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the “Board” or “Directors”) of Transamerica Income Shares, Inc. (the “Fund” or “TIS”), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 9:00 a.m. on July 7, 2005, at 570 Carillon Parkway, St. Petersburg, FL 33716, and any adjournments thereof (the “Meeting”). The Board is soliciting Proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice. A Proxy also accompanies this Proxy Statement. It is anticipated that Proxies and Proxy Statements will first be mailed to shareholders on or about May 24, 2005.

Shareholder Reports. The Fund’s most recent annual report for the year ended March 31, 2005, is mailed with this proxy statement, and is available to you upon request without charge from the Fund’s transfer agent, Mellon Investor Services, Inc., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; telephone toll free: 1-800-288-9541.

PROPOSAL I

ELECTION OF DIRECTORS

Shareholders are asked to consider the election of nine Nominees as Directors of the Fund. Eight of the Nominees have previously been elected as Directors by Fund shareholders. The ninth Nominee, Mr. John W. Waechter, was recently elected Director by the Board based on, among other factors: the qualification and experience of Mr. Waechter, including the experience of accounting matters that Mr. Waechter brings to the Board; his experience working with financial statements; and his understanding of internal controls and procedures for financial reporting. Mr. Waecheter is not an “interested person” (as that term is defined for legal purposes) of the Fund and, accordingly, qualifies as an “Independent Director,” and serves as “audit committee financial expert” (as that term is defined for legal purposes) on the Audit Committee of the Board. Each Nominee has indicated his or her willingness to serve as Director, if elected.

The persons named as proxies intend to vote to elect the Nominees, unless authority to vote for the election of all or specified Nominees is withheld by so marking the Proxy. If any Nominees are unable to serve, the persons named as proxies may vote for other persons or vote to fix the number of Directors at less than nine. Election is by a majority vote of the shares represented at the Meeting.

The term “fund complex” in the tables below consists of the Fund, AEGON/Transamerica Series Trust (“ATST”) and Transamerica IDEX Mutual Funds (“TA IDEX”). The mailing address of each Nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years of the Nominees are:

Independent Director Nominees:

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION OR EMPLOYMENT IN THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE FOR DIRECTOR	OTHER DIRECTORSHIPS HELD BY NOMINEE FOR DIRECTOR

Peter R. Brown (DOB 5/10/28)	Nominee, Director	1986 to present	Chairman of the Board, Peter Brown Construction Company (1963- 2000); Chairman & Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”), AEGON/Transamerica Series Trust (“ATST”); Chairman & Director, TIS; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.	84	N/A

Charles C. Harris (DOB 1/15/30)	Nominee, Director	1986 to present	Trustee, TA IDEX, ATST; Director, TIS.	84	N/A

Russell A. Kimball, Jr. (DOB 8/17/44)	Nominee, Director	1986 to present	Trustee, TA IDEX, ATST; Director, TIS; General Manager, Sheraton Sand Key Resort (1975 – present).	84	N/A

William W. Short, Jr. (DOB 2/25/36)	Nominee, Director	2000 to present	Trustee, TA IDEX, ATST; Director, TIS; Retired Corporate CEO & Chairman of the Board.	84	N/A

Daniel Calabria (DOB 3/05/36)	Nominee, Director	2001 to present	Trustee, TA IDEX, ATST; Director, TIS; Trustee (1993-present) & President (1993-1995), Florida Tax Free Funds.	84	N/A

Janice B. Case (DOB 9/27/52)	Nominee, Director	2001 to present	Trustee; TA IDEX, ATST; Director, TIS; Senior Vice President (1996-2000), Vice President (1990-1996), Director of Customer Service & Marketing (1987-1990), Florida Power Corporation; Director, Central Vermont Public Service Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources and Compensation Committee).	84	Central Vermont Public Service Co.

Leo J. Hill (DOB 3/27/56)	Nominee, Director	2002 to present	Trustee, TA IDEX, ATST; Director, TIS; Owner & President, Prestige Automotive Group (2001 – present); Market President (1997-1998), NationsBank; President & CEO (1994-1998), Barnett Bank of the Treasure Coast, FL.	84	N/A

John W. Waechter (DOB 2/25/52)	Nominee, Director	2004 to present	Director, TIS (2005 - present); Trustee, ATST, TA IDEX (2005 - Present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979-2004), Treasurer (1993-2004) The Hough Group of Funds.	84	N/A

Interested Director Nominees*:

Thomas P. O’Neill (1) (DOB 3/11/58)	Nominee, Director	2003 to present	President, AEGON Financial Services Group, Inc., Financial Institution Division; Trustee, TA IDEX, ATST; Director, TIS; Director, National Aquarium of Baltimore.	84	N/A

(1)	Such Nominee may be deemed an “interested person” of the Fund as that term is defined for legal purposes due to his affiliations with affiliates of the Fund’s investment adviser.

* Brian C. Scott resigned as a Director on May 1, 2005.

The Board of Directors met 5 times during the fiscal year ended March 31, 2005.

Nominee Ownership of Equity Securities

As of December 31, 2004, the Nominees beneficially owned shares of the Fund and any of the funds overseen by the Nominee in the same family of investment companies as set forth in the following table:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Nominee in Family of Investment Companies*
Peter R. Brown	$1 - $10,000	Over $100,000
Daniel Calabria	$1 - $10,000	Over $100,000
Janice B. Case.	$0	Over $100,000
Charles C. Harris.	$0	Over $100,000
Leo J. Hill	$0	Over $100,000
Russell A. Kimball, Jr.	$0	Over $100,000
Thomas P. O’Neill (1)	$0	$0
William W. Short, Jr.	$0	Over $100,000
John W. Waechter	$10,001 - $50,000	Over $100,000

* The family of investment companies consists of the Fund, ATST and TA IDEX.

(1) Such Nominee may be deemed an “interested person” of the Fund, as discussed above.

Committees

The Audit Committee

The Fund has a standing Audit Committee, that currently consists of Peter R. Brown, Charles C. Harris, Russell A Kimball, Jr., William W. Short, and John W. Waechter, each of whom is an Independent Director and qualifies as an “independent” director for purposes of New York Stock Exchange Listing Standards. Mr. Brown currently serves as chairman of the Audit Committee. The functions performed by the Audit Committee include the approval and recommendation for appointment of the independent public accountants for the Fund, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, determining the independence of the public accounting firm and ensuring the rotation of its partners, meeting with the Fund’s internal auditor, frequent meetings with Management to discuss the financial statements of the Funds, and the review of material changes in accounting principles and practices and other matters when requested from time to time by the Board. The Audit Committee met 4 times during the fiscal year ended March 31, 2005.

The Board has adopted a written charter for the Fund’s Audit Committee, which appears as Appendix B to this proxy statement.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2005 with Fund management, and discussed certain matters with the Fund’s independent public accountant addressed by Statement on Auditing Standards No. 61. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund’s independent public accountant and has discussed with the independent public accountant its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2005 for filing with the SEC.

The Nominating Committee

The Board’s Nominating Committee recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee generally meets annually to identify and evaluate nominees for Director and to make its recommendations to the Board, and at such other times as a nomination may be required. The Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The members of the Fund’s Nominating Committee are Messrs. Brown, Harris and Kimball, each an “independent” director for the purposes of the New York Stock Exchange Listing Standards. Mr. Brown currently serves as chairman of the Nominating Committee. The Board of Directors has a Nominating Committee charter, a copy of which is included as Exhibit C to this proxy statement.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if shareholder submits their considerations in accordance with the qualifications and procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

A candidate for nomination as Director submitted by a shareholder will be deemed to be properly submitted to the Nominating Committee for its consideration if the following requirements have been met and procedures followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.
2.

The nominee must satisfy all qualifications provided below and in the Fund’s organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

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The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

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Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

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Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

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The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

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The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940).

	•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.
3.	In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
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Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

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The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Nominating Committee. This submission to the Funds must include:

•	the shareholder’s contact information;
•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;
•

all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

In addition, the Nominating Committee considers that no nominee, whether nominated by the Nominating Committee or a shareholder may serve unless the Nominating Committee, in consultation with legal counsel, has determined that the nominee, if elected as a Director, would not cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of a Board that would be composed of Independent Directors. Also, each nominee should possess the following attributes: public or private sector stature sufficient to instill confidence; high personal and professional integrity; good business sense; ability to commit the necessary time to prepare for and attend meetings of the Board; no financial dependence on Director retainer and meeting fees.

The Nominating Committee does not currently contemplate adding Board members or otherwise changing the Board’s composition. Nominees are recommended by Board members or Fund management and evaluated based on certain criteria relating to their background, education, understanding and experience in the financial and investment industry; as well as character, integrity and commitment.

The Nominating Committee met 2 times during the fiscal year ended March 31, 2005. No nominee recommendations have been received by the Committee from shareholders.

Governance Committee

The Board has recently established a Governance Committee. Mr. Calabria currently serves as chairman of the Governance Committee. Messrs. Short and Kimball also serve as members of the Governance Committee. The Governance Committee provides oversight and monitors certain issues, in consultation with the Chief Compliance Officer and independent directors’ counsel, that affect the duties of independent members of the Board. The Governance Committee intends to meet periodically, as necessary. As a recently formed committee, the Governance Committee did not meet during the most recently completed fiscal year.

Compensation Committee

The Board has a Compensation Committee. Mr. Harris and Ms. Case currently serve as co-chairs of the Compensation Committee, and Messrs. Brown, Calabria, Hill, Kimball, Short and Waechter also serve as members of the Compensation Committee. The Compensation Committee reviews compensation arrangements for each Director. The Compensation Committee meets periodically, as necessary. The Compensation Committee did not meet during the most recently completed fiscal year.

Valuation Oversight Committee

The Board has recently established a Valuation Oversight Committee. Mr. Hill currently serves as chairman of the Valuation Oversight Committee, and Messrs. Harris and Short also serve as members of the Valuation Oversight Committee. The Valuation Oversight Committee oversees the process by which the Fund calculates its net asset value to verify consistency with the Fund’s valuation policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices. The Valuation Oversight Committee intends to meet periodically, as necessary. The Valuation Oversight Committee met 2 times during the most recently completed fiscal year.

Proxy Voting Committee

The Board has recently established a Proxy Voting Committee. Ms. Case currently serves as chairperson of the Proxy Voting Committee, and Messrs. Hill and Short also serve as members of the Proxy Voting Committee. The Proxy Voting Committee provides TIS’s consent to vote in matters where TFAI seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review TFAI’s proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval. The Proxy Voting Committee intends to meet periodically, as necessary. As a recently formed committee, the Proxy Voting Committee met once during the most recently completed fiscal year.

Contract Renewal Committee

The Board has recently formed a Contract Renewal Committee. Mr. Kimball currently serves as chairman of the Contract Renewal Committee, and Mr. Calabria and Ms. Case also serve as members of the Contract Renewal Committee. The Contract Renewal Committee provides oversight of TIS contracts to ensure that the interests of the Fund’s shareholders are served by the terms of these contracts. The Contract Renewal Committee intends to meet periodically, as necessary. As a recently formed committee, the Contract Renewal Committee met once during the most recently completed fiscal year.

Remuneration of Directors

The Fund pays each Independent Director an annual retainer of $1,500 plus $1,000 for each regular Board meeting attended in person and $1,000 for each such meeting attended telephonically. The Fund also reimburses each Director for reasonable expenses incurred in connection with such meetings. For the fiscal year ended March 31, 2005, the Independent Directors, as a group, received compensation in the amount of $54,000.

The following table sets forth the compensation paid to each Independent Director of the Fund for the fiscal year ended March 31, 2005. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex
Peter R. Brown	$13,000	$185,000.00
Charles C. Harris	$6,500	$158,500.00
Russell A. Kimball, Jr.	$6,500	$135,500.00
William W. Short, Jr.	$6,250	$158,250.00
Daniel Calabria	$6,000	$140,000.00
Janice B. Case	$6,250	$149,250.00
Leo J. Hill	$6,250	$149,250.00
John W. Waechter	$3,250	$42,250.00

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information). The Fund does not have a policy with regard to attendance at the Fund’s annual shareholder meeting and no Director attended last year’s annual shareholder meeting.

Fund Officers

The following table shows the executive officers of the Fund, other than shown above, their date of birth, positions with the Fund and principal occupations during the past five years:

Name	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation during the Past Five Years
Brian C. Scott (DOB 1/19/44)	President and Chief Executive Officer	From 2002 to present

Director, President and Chief Executive Officer, TA IDEX, ATST; Director, Chairman & President; Director, President & CEO, Endeavor Management Co. (2001-2002); President, Director & Chief Executive Officer, Transamerica Fund Advisors, Inc., AEGON/Transamerica Investor Services & AEGON/Transamerica Fund Services, Inc.; Chief Executive Officer, Transamerica Investors, Inc. (“TII”)

John Carter (DOB 4/24/61)	Senior Vice President, Secretary, General Counsel & Chief Compliance Officer	From 2002 to present

General Counsel, Senior Vice President & Secretary, TA IDEX and ATST; Director, General Counsel, Senior Vice President & Secretary, and ATFS, TFAI; Vice President, AFSG Securities Corporation; Vice President, Secretary, TII

Kim Day (DOB 8/2/55)	Senior Vice President, Treasurer & Principal Accounting Officer	From 2002 to present	Senior Vice President, Treasurer & Principal Financial Officer, TA IDEX and ATST; Senior Vice President & Treasurer, ATFS, TFAI and TII
(1)	The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

The Board of Directors of the Fund, including the Independent Directors, recommends that shareholders vote “For” Proposal I.

PROPOSAL II

ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION

Applicable law requires the Fund to adopt fundamental investment restrictions with respect to several specific types of activities and also permits the Fund to designate any of its other policies as fundamental policies, as the Fund deems necessary or desirable. The Fund’s prospectus, dated November 9, 1972, shows that the Fund found desirable, at the time, to designate as a matter of fundamental policy that the Fund will not “knowingly purchase securities subject to legal or contractual restrictions on resale, or securities which may be sold publicly only if thereafter registered under the Securities Act of 1933.”

In order to modify or eliminate the Fund’s fundamental investment restriction, applicable law requires that the change be approved by a majority of the Fund’s outstanding shares. As further discussed below, the Board believes that it is appropriate to eliminate this investment restriction, which is not required by applicable law, and which may result in operating inefficiencies and prevent the Fund from taking advantage of certain investment opportunities.

Why are shareholders being asked to approve the elimination of this investment restriction?

The Fund’s current investment restriction on investment in securities which may be considered “restricted” for legal purposes is more prohibitive than the requirements of applicable law. This restriction also limits the investment strategies employed with respect to the Fund, thereby resulting in inefficiencies and inability to take advantage of certain investment opportunities. In particular, the restriction could be interpreted as prohibiting certain of the investment strategies that closed-end investment companies such as the Fund frequently use and that the Fund may have used in the past and may want to use again in the future.

As evidenced by the date of the Fund’s prospectus, this investment restrictions can be traced back to business or industry conditions that were in effect when the Fund was organized over 30 years ago. These conditions have been made less restrictive over time, and no longer justify maintaining the Fund’s old investment restriction.

What effect will the proposed elimination of this investment restrictions have on the Fund?

While Proposal II is intended to provide greater flexibility in managing the Fund’s portfolio, should shareholders approve the proposal, the Fund would continue to be managed subject to the limitations imposed by applicable law, as well as its current investment objectives and strategies. Neither TFAI nor the Fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), presently intend to alter the way the Fund is managed, nor do they believe that the proposed change will materially affect the investment risk associated with the Fund.

Evaluation of Proposal II by the Board.

Because of the opportunity afforded by the Meeting, the Board has reviewed the Fund’s fundamental investment restriction on investments in securities which may be considered “restricted” for legal purposes with the goal of simplifying and modernizing to the extent practicable the investment strategies of the Fund. The Board believes that eliminating the Fund’s fundamental restriction will enhance the ability to manage the Fund’s assets efficiently in changing regulatory and investment environments. The proposed elimination of the fundamental restriction will allow the Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the change will result in a material change in the level of investment risk associated with an investment in the Fund. Due to these and other considerations, the Board recommends that Fund shareholders approve the elimination of the Fund’s fundamental investment restriction, as described above.

The Board of Directors of the Fund, including the Independent Directors, recommends that shareholders vote “For” Proposal II.

OTHER BUSINESS

The Board and Fund management know of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment.

OTHER INFORMATION

Information on Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) has been selected by the Board as the independent registered certified public accounting firm to examine the financial statements of the Fund for the fiscal year ended March 31, 2006. Representatives from PwC are not expected to attend the Meeting or be available to respond to questions during the Meeting but they will have the opportunity to issue a statement in advance of the Meeting if they desire to do so.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Totals
March 31, 2005	$32,100	$0	$1,070	$0	$33,170
March 31, 2004	$30,000	$0	$1,000	$0	$31,000

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.

Non-Audit Service

For the fiscal years ended March 31, 2005 and March 31, 2004, PwC did not provide any non-audit services to the Fund (other than tax services), the Fund’s investment adviser (TFAI) or any entity controlling, controlled by or under common control with TFAI.

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund contained in the Fund’s Audit Committee Charter require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services directly relate to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee.

The Audit Committee approved 100% of the audit and non-audit fees listed in the table above.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Applicable laws require the Fund’s officers, directors and investment adviser, the affiliated persons of the investment adviser, and the beneficial owners of more than 10% of the Fund’s shares (“Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange, and to provide copies of these reports to the Fund. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, to the Fund’s knowledge, no person owns beneficially more than 10% of its shares and during the fiscal year ended March 31, 2005, and Reporting Persons complied with all applicable filing requirements.

Fund Service Providers. The Fund’s investment adviser, TFAI, is located at 570 Carillon Parkway, St Petersburg, Florida 33716. The Fund’s investment sub-adviser, TIM, is located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. Investors Bank & Trust Company, the Fund’s custodian, is located at 200 Clarendon

Street, 16th Floor, Boston, Massachusetts 02116. Mellon Investor Services, Inc., the Fund’s transfer agent, is located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660.

VOTING INFORMATION

Proxy Solicitation. In order to obtain the necessary quorum at the Meeting, in addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of TFAI, or other representatives of the Fund. The Fund has retained Computer Share as the Fund’s proxy solicitor for the Meeting.

Expenses. The expense of preparing, printing and mailing the accompanying Proxy, the Notice and the Proxy Statement will be borne by the Fund. The cost of retaining retained Computer Share as the Fund’s proxy solicitor for the Meeting is expected to cost approximately $56,866.

Shareholder Voting. The Board has fixed the close of business on April 28, 2004 as the record date (the “Record Date”) for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting and an appropriate fraction of a vote for each fractional share. There were 6,318,771 shares outstanding on the Record Date.

Appendix A sets forth the shareholders entitled to cast 5% or more of the Fund’s votes. To the best of the Fund’s knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund’s votes, except as stated in Appendix A. As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the Fund’s shares.

A quorum constituting a majority of the Fund’s shares outstanding as of the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies on the enclosed Proxy may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.

Voting. In order that your shares may be represented at the Meeting, you are requested to:

-- indicate your instructions on the enclosed Proxy;

-- date and sign the Proxy;

-- mail the Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

-- allow sufficient time for the Proxy to be received on or before 5:00 p.m., Eastern Time, June 30, 2004.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the Proxy, it will be voted FOR the matters listed in the accompanying Notice and Proxy. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated Proxy to the Fund at the above address prior to the date of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously tendered Proxy.

You may also vote via the Internet, or by telephone. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your Proxy unless you later elect to change your vote.

Required Vote. Approval of Proposal I, election of the Directors, requires an affirmative vote of a majority of shares present at the Meeting in person or by Proxy. Approval of Proposal II requires the vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Fund shareholders will vote together as a single class on Proposals I and II.

Abstentions and broker non-votes will be counted as present at the Meeting. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals I and II. Broker “non-votes” occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Pursuant to, and in accordance with, rules and policies of the New York Stock Exchange, certain persons who exercise investment discretion pursuant to an advisory contract for the beneficial owner may vote on Proposals I and II without instructions from the beneficial owners of the Fund’s shares.

Shareholders’ Proposals. Shareholders wishing to submit proposals for inclusion in a Proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716 no later than January 24, 2006 in order to be included in the Fund’s Proxy statement and form of Proxy relating to that subsequent meeting. Notice of a proposal will be considered untimely if it is submitted after April 9, 2006. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the Fund’s Proxy statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s annual meeting of shareholders in 2006 may exercise discretionary voting power, to the extent permitted by New York Stock Exchange rules, with respect to any such proposal.

The Fund is required to hold annual meetings of shareholders. To ensure the presence of a quorum at the Meeting and help save the cost of follow-up mailings, prompt execution and return of the enclosed Proxy is requested.

By Order of the Board of Directors,

John K. Carter, Esq.

Senior Vice President, Secretary

and General Counsel

St. Petersburg, FL

May 24, 2005

APPENDIX A

SHAREHOLDERS ENTITLED TO CAST 5% OR MORE

OF FUND VOTES

Name and Address of Shareholder	Number of Votes	% of Fund

Wilmington Trust Company	479,575	7.59%

1100 N. Market Street

Wilmington, DE 19801

CEDE & Co.	4,939,316	78.17%

P.O. Box 20

Bowling Green Station

New York, NY 10274-0020

A-1

APPENDIX B

Transamerica Income Shares, Inc.

Audit Committee Charter

Organization and Membership

There shall be a committee of the Board of Directors of the Transamerica Income Shares, Inc. (the “Fund”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors. Audit Committee members shall be independent of the Fund and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as a committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”).

The chairman of the Fund shall appoint one or more Independent Director member(s) to serve as the Chairman of the Committee (collectively, the “Chairman”) until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the Board. The chairman of the Fund shall promptly appoint an Independent Director to fill a vacancy in the position of the Chairman.

The Board shall appoint the members of the Audit Committee. The qualifications for membership are as follows:

Each member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee must have accounting or related financial management expertise, in the judgment of the Board. A Board may presume that an Audit Committee member that is an “audit committee financial expert” (as set out in Item 401(e) of Regulation S-K) has accounting or related financial management expertise. If an Audit Committee member simultaneously serves on the audit committees of more than two other public companies, and the Fund on which the Audit Committee member serves does not limit the number of audit committees on which its audit committee members serve, then the Board must determine that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Fund’s Audit Committee. This determination must be disclosed in the Fund’s annual proxy statement. The Board shall appoint the members of the Audit Committee.

The Board shall at least annually determine whether any Audit Committee member is an “audit committee financial expert.”

Statement of Policy

The Audit Committee shall (1) oversee the accounting and reporting policies and practices of the Fund, (2) oversee the quality and integrity of the financial statements of the Fund, (3) assist the Board in monitoring the Fund’s compliance with legal and regulatory requirements; and (4) approve and recommend for appointment or replacement the Fund’s independent auditors and review and evaluate the independent auditors’ qualifications and independence, and the performance of the Fund’s independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors and the management of the Fund’s Adviser. The Audit Committee shall meet periodically with management of the Adviser and the Fund’s independent auditors in separate executive sessions. The independent auditors for the Fund shall report directly to the Audit Committee.1

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Fund’s Adviser or the Fund’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund’s independent auditors shall have unrestricted accessibility at any time to Audit Committee members.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditor, Fund’s compliance officer or any legal or accounting consultant it retains to advise it.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next

_________________________

1               The members of the Audit Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

regularly scheduled meeting.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1.	Discussing the annual audited financial statements with Fund management and the independent auditors, including major issues regarding accounting and auditing principles and practices.
2.

Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Fund’s financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.

Discussing with management the Fund’s press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements, including any significant changes in the Fund’s selection or application of accounting principles and any major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of control deficiencies.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Fund’s financial statements.

6.

Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.

Discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies.

8.

Reviewing disclosures made to the Audit Committee by the Fund’s principal executive officer and principal financial officer during their certification process for the Fund’s periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund’s internal controls.

With respect to the independent auditors:

1.

Having the authority to approve and recommend for appointment or replacement the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Fund’s financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3.

Approving, prior to appointment, the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“Adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

Developing appropriate policies and procedures for the pre-approval of the engagement of the Fund’s auditors to provide any of the services described above.

Considering whether the non-audit services the Fund’s auditors provides to the Adviser or any Adviser affiliate that provides ongoing services to the Fund, to the extent not pre-approved, are compatible with maintaining the auditors’ independence.

Considering the controls the auditors use and any measures management takes to assure that all items requiring the Audit Committee’s preapproval are identified and referred to the Audit Committee in a timely manner.

4.

Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by an inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Fund and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.

Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Fund’s financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.

Monitoring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Recommending to the Board of Directors policies for the Fund’s or the Adviser’s hiring of employees or former employees of the independent auditor who participated in the audit of the Fund.

Other responsibilities:

1.	Reviewing with the Fund’s and the Adviser’s counsel legal matters that may have a material impact on the Fund’s financial statements or compliance policies.
2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Fund.
3.

Unless handled by the Board itself, reviewing with the independent auditors and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.

Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Fund’s financial statements or accounting policies.

5.	Reporting to the Directors on the results of the activities of the Audit Committee.
6.	Performing any special reviews, investigations or oversight responsibilities requested by the Directors.
7.

Establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

8.

Reviewing any report required by the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee’s functions, names of Audit Committee members, and number of meetings held in the last year).

Other Powers and Responsibilities

1.

The Audit Committee shall meet on a regular basis and at least four times annually and may hold special meetings as needed. The Chairman or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notices thereof.

2.	The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Fund’s bylaws.
3.	The Audit Committee shall have the authority to meet privately and to invite non-members to attend its meetings.
4.

The Audit Committee shall meet regularly, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s Adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Fund’s Adviser or the Fund’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund’s independent auditors shall have unrestricted access at any time to Audit Committee members.

5.	The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.
6.

A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.
8.

The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate.

APPENDIX C

NOMINATING COMMITTEE CHARTER

TRANSAMERICA INCOME SHARES, INC.

AEGON/TRANSAMERICA SERIES FUND, INC.

TRANSAMERICA IDEX MUTUAL FUNDS

(each, a “Fund” and collectively, the “Funds”)

A.	Committee Membership

The Nominating Committee (“Committee”) of the Funds’ Boards of Directors/Trustees (the “Boards”) shall be composed solely of directors (or trustees where the fund is organized as a business trust) who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”) (the “Independent Directors”). Other members of the Boards, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers may suggest nominees (including Independent Director candidates) for service on the Boards, and will provide administrative support and other assistance to the Committee.

The chairman of the Funds shall appoint one or more member(s) to serve as the Chairman of the Committee (collectively, the “Chairman”) to serve until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the Independent Directors. The chairman of the Funds shall promptly appoint an Independent Director to fill a vacancy in the position of Chairman.

B.	Objectives of the Committee

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter, the Funds’ Bylaws or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Directors and (iv) set any necessary standards or qualifications for service on the Boards. 2

C.	Board Nominations and Functions
1.

In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.

The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

_________________________

2               The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Boards because of their work for the Committee.

3.

In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of any Board member or the percentage of a Board that would be composed of Independent Directors.

4.

While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.

The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	Committee Nominations

The Committee shall make nominations for membership on all committees of the Boards and shall review committee assignments as necessary.

E.	Other Powers and Responsibilities

The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as the chairman of the Funds or Chairman of the Committee deems appropriate to carry out the Committee’s responsibilities.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from each Fund’s assets, third party consultants to assist with identification and evaluation of potential Independent Directors.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

C-3

Schedule A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT DIRECTORS

A.	Primary Responsibilities

The Independent Directors’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	Personal Attributes

•	Public or private sector stature sufficient to instill confidence.
•	High personal and professional integrity.
•	Good business sense.
•	Able to commit the necessary time to prepare for and attend meetings.
•	Not financially dependent on Director retainer and meeting fees.

C.	Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.
•	General understanding of balance sheets and operating statements.
•	First-hand knowledge of investing.
•	Experience in working in highly regulated and complex legal framework.

•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
•	Ability to be critical, but not confrontational.
•	Demonstrated ability to contribute to Board and committee process.
•	Ability to consider diverse issues and make timely, well-informed decisions.
•	Familiarity with the securities industry.
•	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Directors. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Directors as well as items that should be possessed by at least some Directors.

Schedule B

Procedures for the Nominating Committee’s Consideration of

Candidates Submitted by Shareholders

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

5.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.
6.

The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

•

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.3

•

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•

The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•

The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

	•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.
7.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
•

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of

_________________________

3               Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

8.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•	the shareholder’s contact information;
	•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;
•

all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

	•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.
9.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

570 CARILLON PARKWAY

ST. PETERSBURG, FL 33716

The undersigned hereby appoints John K. Carter and Brian Scott as proxies, each with full power of substitution, to vote, as designated below, all shares of the Fund that the undersigned is entitled to provide instructions for at the Annual Meeting of Shareholders to be held July 7, 2005 at 9:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716, and at any and all adjournments thereof, and instructs him/her to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement:

This Proxy will be voted as instructed. If no specification is made, then this Proxy will be voted “FOR” the proposals.

Please vote, date and sign this Proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an “x” in the appropriate box below.

Voting Instructions:

The Fund encourages all shareholders to provide their votes. We now provide the following convenient methods to do so:

1.	PROXY CARD: Complete, sign, date and return the Proxy attached below in the enclosed postage-paid envelope; or instead vote by
2.	TELEPHONE: 1-866-241-6192
3.	INTERNET: https://vote.proxy-direct.com

Please follow the above instructions. If you choose to vote by telephone or via the Internet, DO NOT return your Proxy unless you later decide to change your instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

Proposal 1: To elect nine Directors to the Board of Directors:

For All	☐	Against All	☐	For All Except __________

(1) Peter R. Brown

(2) Daniel Calabria

(3) Janice B. Case

(4) Charles C. Harris

(5) Leo J. Hill

(6) Russell A. Kimball, Jr.

(7) William W. Short, Jr.

(8) Thomas P. O’Neill

(9) John W. Waechter

Proposal 2: To approve the elimination of the Fund’s fundamental investment restriction against investing in restricted securities.

For	☐	Against	☐	Abstain	☐

In their discretion, John K. Carter and/or Brian Scott, on behalf of the Fund, may transact such other business as may properly come before the meeting and any adjournment(s) thereof.

Signature(s) should be exactly as name or names appearing on this Proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:	____________________

___________________________
Signature(s)

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Signature(s)

Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.